[HGK Logo Omitted]



                                EQUITY VALUE FUND

                           ANNUAL REPORT TO SHAREHOLDERS
                             AS OF OCTOBER 31, 2001






                THIS INFORMATION MUST BE PRECEDED OR ACCOMPANIED
                             BY A CURRENT PROSPECTUS

              MANAGER'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE


INVESTMENT OBJECTIVES

The HGK Equity Value Fund seeks to achieve long-term capital appreciation by investing primarily in large capitalization U.S. stocks that exhibit value characteristics. The Fund's goal is to outperform the overall market over an entire market cycle and outperform the Wilshire Target Large Value Index over shorter periods. A secondary objective is lower-than-market volatility, which may be achieved through broad sector diversification.

PERFORMANCE SUMMARY

For the six-month period ended October 31, 2001, the Fund returned (8.83)%, significantly better than the Fund's performance benchmark, the Wilshire Target Large Value Index, which posted a return of (13.90)% over the same period. Over the twelve months ended October 31, 2001, the Fund's return was (7.67)%, which also exceeded the benchmark's return of (8.20)% and the S&P 500, which was down significantly by (24.90)%. While it is never pleasant to report negative returns, we feel the Fund's performance during this difficult market environment was very good.

OUTLOOK

The tragic events of September 11th have inflicted a heavy toll in terms of loss of life, property, and our sense of security. The disruption in the financial markets has impacted consumer confidence. Many businesses and industries as well as overall economic activity will be negatively impacted due to heightened uncertainty. Already, many companies have announced headcount reductions and other cost cutting measures in direct response to the expected fall off in economic activity. Undoubtedly, more will be forthcoming in the weeks and months ahead. The equity markets have reacted by posting sharp declines.

The question now is what happens next and how should investors react. Typically, as in the case today, investors gravitate to the defensive safe-haven sectors such as Foods, Pharmaceuticals and Utilities, or exit the stock market entirely. However, the initial reaction may not always be the correct one when viewed in the longer-term. Many of these safe-havens prior to the events of September 11th were already market leaders. Investors exiting areas such as Technology and Telecommunications since early 2000 had been shifting into these areas or leaving the equity market altogether. It is important to remember that the downward trend in the market has extended for almost two years, as has the relative outperformance of defensive sectors. It is possible that the terrorist actions have not changed these trends but accelerated and exacerbated them. The heightened degree of consumer and investor uncertainty and pessimism may be more typical of a market bottom than a new downward leg.

The United States government and the Federal Reserve Bank have been keenly aware of a slowing economy and a declining stock market for sometime. Interest rates have been cut nine times this year by 4.0%. Fiscal policy by way of a tax cut also has been implemented. In the coming months a massive amount of money will be poured into the economy by the government in the form of grants, subsidies and bail out packages to help those businesses affected directly by the tragedy. Practically every sector and industry in our economy has been coping with a difficult environment for sometime. Even the beleaguered Technology and Telecommunication sectors have reduced inventories and overhead dramatically. Sentiment towards many companies whose fortunes are tied to the economy is very pessimistic, and more importantly, valuations now discount severe recessionary conditions ahead. The recent price declines in many companies' shares may be creating investment opportunities if and when news gets better and the stimulative effects of monetary and fiscal policy finally kick in.

In conclusion, there is no doubt economic activity in the near-term will slow further brought about by these tragic external events. The uncertainty and pessimism about what the future will bring is depressing equity markets. However, it is possible that the corrective phase the markets have been in for nearly two years may be closer to an end, accelerated by these recent events. Our government is coordinating a massive fiscal and monetary stimulus effort that will have positive implications for the economy. Our strategy will now focus on gradually shifting emphasis away from defensive sectors such as CONSUMER STAPLES and UTILITIES and selectively looking for opportunities in high quality companies within the CAPITAL GOODS and TECHNOLOGY areas while also maintaining a diversified investment approach.

               COMPARISON OF CHANGE IN THE VALUE OF A $10,000
                 INVESTMENT IN THE HGK EQUITY VALUE FUND
                  VERSUS THE WILSHIRE TARGET LARGE VALUE INDEX

       Total Return(1)
-------------------------------
            Annualized
 One-Year    Inception
  Return     to Date
--------------------------------
  (7.67)%    (4.47)%   With Load
--------------------------------
 (12.75)%    (6.69)% Without Load

[Chart Graphic Omitted] Plot points are as follows:

               HGK FIXED INCOME FUND         WILSHIRE
 6/30/99              9,450                   10,000
10/31/99              8,820                    8,904
10/31/00              9,155                    9,395
10/31/01              8,452                    8,625

  (1) These figures represent past performance. Past performance is no indication of future performance. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
  (2) The Wilshire Target Large Value Index is a focused measurement of the large value sector of the market, comprised of large companies that are monitored using a variety of relative value criteria.

STATEMENT OF NET ASSETS                          THE ADVISORS' INNER CIRCLE FUND
October 31, 2001

                                                 Market
                                                  Value
HGK EQUITY VALUE FUND                Shares       (000)
--------------------------------------------------------------------------------
% of Portfolio
Repurchase Agreement 1%
Common Stock        99%



COMMON STOCK (99.0%)
AEROSPACE & DEFENSE (2.3%)
   United Technologies                2,200     $   119
                                                -------
AUTOMOTIVE (2.1%)
   General Motors                     2,600         107
                                                -------
BANKS (11.5%)
   Bank of America                    2,400         142
   FleetBoston Financial              4,000         131
   JP Morgan Chase                    3,000         106
   SunTrust Banks                     2,000         120
   Washington Mutual                  3,000          90
                                                -------
                                                    589
                                                -------
CHEMICALS (2.3%)
   Dow Chemical                       3,500         116
                                                -------
COMPUTERS & SERVICES (9.8%)
   Automatic Data Processing          2,500         129
   Compaq Computer                    4,000          35
   Hewlett-Packard                    2,000          34
   International Business Machines    1,500         162
   Sun Microsystems*                 14,000         142
                                                -------
                                                    502
                                                -------
CONTAINERS & PACKAGING (1.4%)
   Newell Rubbermaid                  2,500          69
                                                -------
DRUGS (1.8%)
   Bristol-Myers Squibb               1,700          91
                                                -------
ELECTRONICS MANUFACTURING (2.4%)
   Emerson Electric                   2,500         123
                                                -------
FOOD, BEVERAGE & TOBACCO (7.6%)
   Conagra Foods                      6,000         138
   H.J. Heinz                         3,000         127
   Supervalu                          5,800         124
                                                -------
                                                    389
                                                -------

                                                 Market
                                                  Value
                                      Shares      (000)
--------------------------------------------------------------------------------
GAS/NATURAL GAS (1.9%)
   KeySpan                            3,000     $   100
                                                -------
INSURANCE (4.9%)
   Lincoln National                   2,800         118
   Torchmark                          3,500         130
                                                -------
                                                    248
                                                -------
LEISURE PRODUCTS (1.6%)
   Brunswick                          4,500          81
                                                -------
MACHINERY (5.2%)
   Deere                              1,500          55
   Dover                              2,500          82
   Ingersoll-Rand                     3,500         131
                                                -------
                                                    268
                                                -------
MEDICAL PRODUCTS & SERVICES (7.5%)
   Guidant*                           3,000         125
   Johnson & Johnson                  2,000         116
   Merck                              2,200         140
   Zimmer Holdings*                     170           5
                                                -------
                                                    386
                                                -------
METALS (2.8%)
   Alcoa                              4,400         142
                                                -------
NATURAL GAS PIPELINES (2.1%)
   Williams                           3,800         110
                                                -------
OIL FIELD SERVICES (1.7%)
   Baker Hughes                       2,400          86
                                                -------
PAPER & PAPER PRODUCTS (3.8%)
   Kimberly-Clark                     1,900         105
   Mead                               3,300          89
                                                -------
                                                    194
                                                -------
PETROLEUM REFINING (8.3%)
   Amerada Hess                       2,000         117
   ChevronTexaco                      2,040         181
   USX-Marathon Group                 4,500         124
                                                -------
                                                    422
                                                -------
PRINTING & PUBLISHING (1.9%)
   Gannett                            1,500          95
                                                -------
RAILROADS (0.8%)
   Burlington Northern Santa Fe       1,500          40
                                                -------
RESTAURANTS (2.0%)
   McDonald's                         4,000         104
                                                -------
RETAIL (2.4%)
   Sears Roebuck                      3,200         124
                                                -------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                         THE ADVISORS' INNER CIRCLE FUND
October 31, 2001

                                                  Market
HGK EQUITY VALUE FUND                             Value
(CONCLUDED)                          Shares       (000)
--------------------------------------------------------
SEMI-CONDUCTORS/INSTRUMENTS (4.6%)
   Applied Materials*                 2,600     $    89
   Intel                              6,000         146
                                                ------
                                                    235
                                                ------
TELEPHONES & TELECOMMUNICATIONS (6.3%)
   Motorola                           6,000          98
   SBC Communications                 3,000         115
   Tellabs*                           2,000          27
   Williams Communications Group*     2,467           4
   WorldCom-WorldCom Group*           6,000          81
                                                -------
                                                    325
                                                -------
TOTAL COMMON STOCK
   (Cost $5,629)                                  5,065
                                                -------


                                   Face Amount
                                      (000)
                                   -----------
REPURCHASE AGREEMENT (1.0%)
   Morgan Stanley Dean Witter,
     2.250%, dated 10/31/01, matures
     11/01/01, repurchase price
     $49,928 (collateralized by
     U. S. Treasury Obligations,
     market value $55,190)            $50           50
                                                ------
TOTAL REPURCHASE AGREEMENT
   (Cost $50)                                       50
                                                ------
TOTAL INVESTMENTS (100.0%)
   (Cost $5,679)                                 5,115
                                                ------
OTHER ASSETS AND LIABILITIES, NET (0.0%)             2
                                                ------

                                                  Value
                                                  (000)
--------------------------------------------------------
NET ASSETS:
   Portfolio Shares (unlimited
     authorization-- no par value)
     based on 604,983 outstanding
     shares of beneficial interest              $5,743
   Distributions in excess of net
     investment income                              (1)
   Accumulated net realized loss
     on investments                                (61)
   Net unrealized depreciation
     on investments                               (564)
                                                ------
TOTAL NET ASSETS (100.0%)                       $5,117
                                                ======
   Net Asset Value and
     Redemption Price Per Share                 $ 8.46
                                                ======

   Maximum Offering Price
     Per Share ($8.46 / 94.50%)**               $ 8.95
                                                ======

*  NON-INCOME PRODUCING SECURITY
** FOR A DESCRIPTION OF A POSSIBLE FRONT-END SALES CHARGE, SEE FUND'S CURRENT
   PROSPECTUS.

 The accompanying notes are an integral part of the financial statements.


STATEMENT OF OPERATIONS (000)                                                                        THE ADVISORS' INNER CIRCLE FUND
For the year ended October 31, 2001

                                                                                                           HGK
                                                                                                      EQUITY VALUE
                                                                                                          FUND
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
   Dividend Income.............................................................................           $112
   Interest Income ............................................................................              5
------------------------------------------------------------------------------------------------------------------------------------
     Total Investment Income...................................................................            117
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
   Investment Advisory Fees ...................................................................             47
   Administrative Fees ........................................................................             75
   Professional Fees ..........................................................................             37
   Transfer Agent Fees ........................................................................             32
   Printing Fees ..............................................................................              8
   Trustee Fees ...............................................................................              8
   Registration and Filing Fees ...............................................................             15
   Distribution Fees...........................................................................             13
   Custodian Fees .............................................................................              3
   Insurance and Other Fees ...................................................................              2
------------------------------------------------------------------------------------------------------------------------------------
   Total Expenses..............................................................................            240
   Less: Investment Advisory Fees Waived.......................................................            (47)
Reimbursements by Adviser......................................................................           (114)
------------------------------------------------------------------------------------------------------------------------------------
   Net Expenses................................................................................             79
------------------------------------------------------------------------------------------------------------------------------------
       Net Investment Income ..................................................................             38
------------------------------------------------------------------------------------------------------------------------------------
   Net Realized Loss from Securities Sold .....................................................            (62)
   Net Change in Unrealized Depreciation on Investment Securities .............................           (424)
------------------------------------------------------------------------------------------------------------------------------------
     Net Realized and Unrealized Loss on Investments ..........................................           (486)
------------------------------------------------------------------------------------------------------------------------------------
   Net Decrease in Net Assets Resulting from Operations .......................................          $(448)
====================================================================================================================================
        The accompanying notes are an integral part of the financial statements.


STATEMENTS OF CHANGES IN NET ASSETS (000)                                                           THE ADVISORS' INNER CIRCLE FUND

                                                                                                    HGK
                                                                                               EQUITY VALUE
                                                                                                   FUND
                                                                                         -------------------------
                                                                                           11/01/00     11/01/99
                                                                                          TO 10/31/01  TO 10/31/00
------------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income ...........................................................          $ 38         $ 41
   Net Realized Gain (Loss) from Securities Sold ...................................           (62)         134
   Net Change in Unrealized Appreciation (Depreciation)
     on Investment Securities ......................................................          (424)           7
------------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets Resulting
     from Operations................................................................          (448)         182
------------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders:
   Net Investment Income ...........................................................           (38)         (41)
   Realized Capital Gains ..........................................................          (129)        (113)
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions..............................................................          (167)        (154)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Shares Issued ...................................................................           810          834
   Shares Issued in Lieu of Cash Distributions .....................................           167          153
   Shares Redeemed .................................................................        (1,042)      (1,638)
------------------------------------------------------------------------------------------------------------------------------------
   Decrease in Net Assets from Capital Share
     Transactions ..................................................................           (65)        (651)
------------------------------------------------------------------------------------------------------------------------------------
   Total Decrease in Net Assets ....................................................          (680)        (623)
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of Period .............................................................         5,797        6,420
------------------------------------------------------------------------------------------------------------------------------------
   End of Period ...................................................................       $ 5,117      $ 5,797
====================================================================================================================================
Shares Issued and Redeemed:
   Issued ..........................................................................            88           91
   Issued in Lieu of Cash Distributions ............................................            18           17
   Redeemed ........................................................................          (114)        (184)
------------------------------------------------------------------------------------------------------------------------------------
   Net Decrease in Shares...........................................................            (8)         (76)
====================================================================================================================================
    The accompanying notes are an integral part of the financial statements.


FINANCIAL HIGHLIGHTS                                                                    THE ADVISORS' INNER CIRCLE FUND
For a Share Outstanding Throughout Each Period
For the periods ended October 31,


                                                                                                               Ratio
        Net               Realized and                                Net                Net                   of Net
       Asset               Unrealized  Distributions  Distributions  Asset             Assets,     Ratio     Investment
      Value,       Net        Gains      from Net         From       Value,              End    of Expenses   Income
     Beginning  Investment  (Losses)   on Investment    Capital       End     Total   of Period  to Average  to Average
     of Period    Income    Securities    Income         Gains     of Period  Return    (000)    Net Assets  Net Assets
     ---------  ----------  ----------  -----------   -----------  ---------  ------  ---------  ----------  ----------
-----------------
HGK EQUITY VALUE
------------------
2001     $ 9.45   $0.07    $ (0.78)        $(0.06)       $(0.22)     $ 8.46    (7.67)%  $ 5,117       1.50%       0.72%
2000       9.32    0.07       0.28          (0.06)        (0.16)       9.45     3.79      5,797       1.50        0.67
1999(1)   10.00    0.02      (0.68)         (0.02)           --        9.32    (6.46)     6,420       1.50        0.52


                          Ratio
          Ratio           of Net
       of Expenses       Investment
        to Average    Income (Loss) to
        Net Assets       Average Net
        (Excluding    Assets (Excluding  Portfolio
        Waivers and      Waivers and      Turnover
      Reimbursements)  Reimbursements)      Rate
      ---------------  ---------------   ----------
------------------
HGK EQUITY VALUE
------------------
2001       4.56%           (2.34)%         57.25%
2000       4.27            (2.10)          29.98
1999(1)    5.53            (3.51)           5.01


 + Returns are for the period indicated and have not been annualized. Total return figures do not include applicable sales loads.
(1) The HGK Equity Value Fund commenced operations on June 9, 1999. All ratios for the period have been annualized.

Amounts designated as "--" are either $0 or have been rounded to $0.

  The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                   THE ADVISORS' INNER CIRCLE FUND
October 31, 2001


1.  ORGANIZATION:
THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and a Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with fifteen portfolios. The financial statements herein are those of the HGK Equity Value Fund (the "Fund"). The financial statements of the remaining Funds are presented separately. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies.

2.  SIGNIFICANT ACCOUNTING POLICIES:
The following is a summary of the significant accounting policies followed by the Fund.

     SECURITY VALUATION -- Investments in equity securities which are traded on a national exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recent quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, which approximates market value. Securities for which quotations are not readily available (of which there were none as of October 31, 2001) are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Trustees.

     FEDERAL INCOME TAXES -- It is the Fund's intention to continue to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required.

     SECURITY TRANSACTIONS AND INVESTMENT
INCOME-- Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold during the respective holding period. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-date.

     NET ASSET VALUE PER SHARE -- The net asset value per share of the Fund is calculated on each business day by dividing the total value of assets, less liabilities, by the number of shares outstanding.

     REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements and provisions adopted by the Adviser ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

     EXPENSES -- Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund on the basis of relative daily net assets.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and paid monthly to Shareholders. Any net realized capital gains are distributed to Shareholders at least annually.

     Distributions from net investment income and net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States.

NOTES TO FINANCIAL STATEMENTS (continued)        THE ADVISORS' INNER CIRCLE FUND
October 31, 2001


     The book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital in the period that the differences arise.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     ACCOUNTING STANDARDS ISSUED BUT NOT YET ADOPTED -- On November 21, 2000, the American Institute of Certified Public Accountants ("AICPA") issued the AICPA Audit and Accounting Guide "Audits of Investment Companies" (the "Guide"), effective for annual financial statements issued for the fiscal years beginning after December 15, 2000. Management of the Fund does not expect any material impact on results of operations or financial condition of the Fund upon adoption of the provisions of the Guide.

3.  TRANSACTIONS WITH AFFILIATES:

Certain officers of the Trust are also officers of SEI Investments Mutual Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

The Trust has entered into an agreement with the Distributor to act as an agent in placing repurchase agreements for the Trust. For its services, the Distributor received $109 from the Fund for the year ended October 31, 2001.

4.  ADMINISTRATION, SHAREHOLDER SERVICING AND DISTRIBUTION AGREEMENTS:
The Trust and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to the higher of $75,000 or 0.18% of the first $250 million, 0.14% of the next $250 million, and 0.10% of any amount above $500 million of the HGK Equity Value Fund's average daily net assets.

DST Systems Inc. (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

The Trust and Distributor are parties to a Distribution Agreement dated November 14, 1991 as amended and restated on August 8, 1994.

The Trust has adopted a distribution plan that allows the Trust to pay distribution and service fees for the sale and distribution of its shares and for services provided to shareholders. The Plan provides for payment of fees to the Distributor at an annual rate of 0.25% of the Fund's average daily net assets.

5.  INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS:
The Trust and HGK Asset Management, Inc. (the "Adviser") are parties to an Investment Advisory Agreement dated August 15, 1994 under which the Adviser receives an annual fee equal to 0.90% of the average daily net assets of the HGK Equity Value Fund. The Adviser has voluntarily agreed to waive all or a portion of its fees and to reimburse expenses in order to limit operating expenses for the Fund from exceeding 1.50% of the average daily net assets.

First Union National Bank acts as custodian (the "Custodian") for the Trust. The Custodian plays no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

NOTES TO FINANCIAL STATEMENTS (concluded)        THE ADVISORS' INNER CIRCLE FUND
October 31, 2001


6.  INVESTMENT TRANSACTIONS:
The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended October 31, 2001 are as follows:

                                            HGK EQUITY
                                            VALUE FUND
                                               (000)
                                            -----------
Purchases                                   $ 2,961
Sales                                         3,035


At October 31, 2001, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Fund at October 31, 2001, are as follows:

                                            HGK EQUITY
                                             VALUE FUND
                                               (000)
                                            -----------
Aggregate gross
     unrealized
     appreciation ........................    $ 225
Aggregate gross
     unrealized
     depreciation ........................     (789)
                                              ------
Net unrealized depreciation                   $(564)
                                              ======

The Fund has capital loss carryforwards at October 31, 2001 of $62,514 which will expire in 2009.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
To the Shareholders and Board of Trustees of HGK Equity Value Fund of
The Advisors' Inner Circle Fund:

We have audited the accompanying statement of net assets of HGK Equity Value Fund (the "Fund"), one of the funds constituting The Advisors' Inner Circle Fund, as of October 31, 2001, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of HGK Equity Value Fund of The Advisors' Inner Circle Fund as of October 31, 2001, and the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.


ARTHUR ANDERSEN LLP


Philadelphia, Pennsylvania
December 14, 2001

                             NOTICE TO SHAREHOLDERS
                                       OF
                         THE ADVISORS' INNER CIRCLE FUND
                                   (UNAUDITED)

For shareholders that do not have an October 31, 2001 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2001 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2001, the Fund is designating the following items with regard to distributions paid during the year.


                             LONG TERM
                            (20% RATE)      ORDINARY
                            CAPITAL GAIN      INCOME     TAX-EXEMPT     TOTAL       QUALIFYING
             FUND           DISTRIBUTIONS  DISTRIBUTIONS  INTEREST  DISTRIBUTIONS  DIVIDENDS (1)
           ---------       -------------- --------------  --------  -------------  -------------
HGK Equity Value Fund          8.51%         91.49%        0.00%      100.00%        84.34%

---------
(1) QUALIFYING DIVIDENDS REPRESENT DIVIDENDS WHICH QUALIFY FOR THE CORPORATE DIVIDENDS RECEIVED DEDUCTION AND ARE REFLECTED AS A PERCENTAGE OF "ORDINARY INCOME DISTRIBUTIONS".

                                      NOTES

                                      NOTES

     TRUST:
     The Advisors' Inner Circle Fund

     FUND:
     HGK Equity Value Fund

     ADVISER:
     HGK Asset Management, Inc.

     DISTRIBUTOR:
     SEI Investments Distribution Co.

     ADMINISTRATOR:
     SEI Investments Mutual Funds Services

     LEGAL COUNSEL:
     Morgan, Lewis & Bockius LLP

     INDEPENDENT PUBLIC ACCOUNTANTS:
     Arthur Andersen LLP

     For information call: 1-877-DIAL-HGK












     HGK-F-004-0800